                                 EXHIBIT 16(i)

                              THE KEYPREMIER FUNDS
                                   EXHIBIT 16
                           YIELD COMPUTATION SCHEDULE
                            PRIME MONEY MARKET FUND

                                                              7 DAY YIELD CALCULATION         30 DAY YIELD CALCULATION
Base Period                                                            7 Days                           30 Days
Beginning Account Balance - 1 share at $1.00                       1.000000000                       1.000000000
                                                              -----------------------         ------------------------
Dividend Declaration
  DECEMBER  2                                                                                 0.000144087
  DECEMBER  3                                                                                 0.000139680
  DECEMBER  4                                                                                 0.000138246
  DECEMBER  5                                                                                 0.000137175
  DECEMBER  6                                                                                 0.000136073
  DECEMBER  7                                                                                 0.000136073
  DECEMBER  8                                                                                 0.000136073
  DECEMBER  9                                                                                 0.000136391
  DECEMBER 10                                                                                 0.000135843
  DECEMBER 11                                                                                 0.000135587
  DECEMBER 12                                                                                 0.000136617
  DECEMBER 13                                                                                 0.000137264
  DECEMBER 14                                                                                 0.000137264
  DECEMBER 15                                                                                 0.000137264
  DECEMBER 16                                                                                 0.000142922
  DECEMBER 17                                                                                 0.000139218
  DECEMBER 18                                                                                 0.000144525
  DECEMBER 19                                                                                 0.000140180
  DECEMBER 20                                                                                 0.000138579
  DECEMBER 21                                                                                 0.000138579
  DECEMBER 22                                                                                 0.000138579
  DECEMBER 23                                                                                 0.000139622
  DECEMBER 24                                                                                 0.000140250
  DECEMBER 25                                                 0.000140250                     0.000140250
  DECEMBER 26                                                 0.000141389                     0.000141389
  DECEMBER 27                                                 0.000142986                     0.000142986
  DECEMBER 28                                                 0.000142986                     0.000142986
  DECEMBER 29                                                 0.000142986                     0.000142986
  DECEMBER 30                                                 0.000138423                     0.000138423
  DECEMBER 31                                                 0.000138199                     0.000138199

Less: Deductions from Shareholders Accounts                   0.000000000                     0.000000000
                                                              -----------                     -----------
Base period return                                            0.000987219                     0.004173309
                                                              -----------                     -----------
Ending Account Balance                                        1.000987219                     1.004173309
Less: Beginning Account Balance                               1.000000000                     1.000000000
                                                              -----------                     -----------
Difference                                                    0.000987219                     0.004173309

Base Period Return
  (Difference/Beginning Account Balance)                      0.000987219                     0.004173309

Yield Quotation
  (Base Period Return * 365/Base Period)                             5.15%                           5.08%

Effective Yield Quotation
  [(Base Period Return + 1)[to the power of]365/Base Period] -1      5.28%                           5.20%



The quotations were computed based on the seven and thirty days ending December 31, 1996.

                                  THE SESSIONS
                               KEY PREMIER FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                            PRIME MONEY MARKET FUND



AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:         0.00%
-----------------------------------

T = (ERV/P) - 1

WHERE:          T =     TOTAL RETURN

                ERV =   ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD.

                P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:         ( 12/01/96 TO 12/31/96):
                          1,011.60/1,000) - 1 =          1.16%
  MONTHLY:              ( 12/01/96 TO 12/31/96):
                          1,004.30/1,000) - 1 =          0.43%
  SINCE INCEPTION:      (10/07/96 TO 12/31/96):
                          1,011.60/1,000) - 1 =          1.16%

                                  THE SESSIONS
                                KEYPREMIER FUNDS
                               DISTRIBUTION RATES
                                   EXHIBIT 16

DISTRIBUTION RATE (INCLUDING CAPITAL GAINS)
-------------------------------------------

DISTRIBUTION RATE = D/P
WHERE:          D = Distributions per share over a 12 month period
                    (income and capital gain distributions)
                P = Share price at end of 12 month period

EXAMPLES (09/01/95 TO 08/31/96)
                                LOAD           NAV
                                ----           ---
        PRIME MONEY MARKET      0.00%           1.00    0.0116 /  1.00 = 1.16%
        PA MUNI BOND            4.50%          10.35    0.0987 / 10.84 = 0.91%


DISTRIBUTION RATE (EXCLUDING CAPITAL GAINS)
-------------------------------------------

DISTRIBUTION RATE = D/P
WHERE:          D = Distributions per share over a 12 month period
                    (income distributions only)
                P = Share price at end of 12 month period

EXAMPLES (09/01/95 TO 08/31/96)
                                LOAD           NAV
                                ----           ---
        PRIME MONEY MARKET      0.00%           1.00    0.0116 /  1.00 = 1.16%
        PA MUNI BOND            4.50%          10.35    0.0980 / 10.84 = 0.90%


DISTRIBUTION RATE (INCLUDING CAPITAL GAINS) (NO LOAD)
-----------------------------------------------------

DISTRIBUTION RATE = D/P
WHERE:          D = Distributions per share over a 12 month period
                    (income and capital gain distributions)
                P = Net Asset Value at end of 12 month period

EXAMPLES (09/01/95 TO 08/31/96)
        PRIME MONEY MARKET                              0.0116 /  1.00 = 1.16%
        PA MUNI BOND                                    0.0987 / 10.35 = 0.95%



DISTRIBUTION RATE (EXCLUDING CAPITAL GAINS) (NO LOAD)
----------------------------------------------------

DISTRIBUTION RATE = D/P
WHERE:          D = Distributions per share over a 12 month period
                    (income distributions only)
                P = Net Asset Value at end of 12 month period


EXAMPLES (09/01/95 TO 08/31/96)
        PRIME MONEY MARKET                              0.0116 /  1.00 = 1.16%
        PA MUNI BOND                                    0.0980 / 10.35 = 0.95%

                                  THE SESSIONS
                               KEY PREMIER FUNDS
                               DISTRIBUTION RATES
                                   EXHIBIT 16
                                  TOTAL RETURN

                         PA Muni



AGGREGATE TOTAL RETURN
WITH A SALES CHARGE OF:         4.50%
-------------------------------------

T = (ERV/P) - 1

WHERE:          T = TOTAL RETURN

              ERV = ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

                P =  A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:         ( 01/01/96 TO 12/31/96):
                           977.51 /1,000) - 1 =         -2.25%
  QUARTERLY:            ( 10/01/96 TO 12/31/96):
                           977.51 /1,000) - 1 =         -2.25%
  MONTHLY:              ( 12/02/96 TO 12/31/96):
                           996.50 /1,000) - 1 =         -0.35%
  SIX MONTH:            ( 07/02/96 TO 12/31/96):
                             0.00 /1,000 - 1 =           0.00%
  SINCE INCEPTION:      ( 07/01/94 TO 12/31/96):
                           977.44 /1,000) - 1 =         -2.26%

                                  THE SESSIONS
                                KEY PREMIER FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN


                         PA Muni



AGGREGATE TOTAL RETURN
WITH A SALES CHARGE OF:         0.00%
-------------------------------------

T = (ERV/P) - 1

WHERE:          T = TOTAL RETURN

              ERV = ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

                P =  A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:         ( 01/01/96 TO 12/31/96):
                            1,023.38 /1,000)-1 =            2.34%
  QUARTERLY:            ( 10/01/96 TO 12/31/96):
                            1,023.38 /1,000)-1 =            2.34%
  MONTHLY:              (12/02/96 TO 12/31/96):
                              996.45 /1,000)-1 =           -0.35%
  SIX MONTH:            ( 07/02/96 TO 12/31/96):
                                0.00 /1,000)-1 =            0.00%
  SINCE INCEPTION:      ( 09/30/96 TO 12/31/96):
                            1,023.38 /1,000)-1 =            2.34%

                KEYPREMIER
                EXHIBIT 16
                30-DAY S.E.C. YIELD CALCULATIONS
                PA MUNI BOND

                                                     (a-b)
                                                  ----------
30-Day S.E.C. Yield Equation    =  2 *{[(             (cd)       +1)[to the power of]6]-1} =

WHERE  a =      Dividends and interest earned during the period

       b =      Expenses accrued for the period (net of reimbursements)

       c = The average daily number of shares outstanding during the period that were entitled to receive dividends

       d = The maximum offering price (NAV for No Load) per share on the last day of the period

   WITH  4.50% LOAD:

                (            468,085.01 -     24,621.48)
                ----------------------------------------
          2*{[(                                          +1)[to the power of]6]-1}=      4.67%
                (        10,612,390.397*         10.84)

WITHOUT 4.50% LOAD:

                (            468,085.01 -     24,621.48)
                ----------------------------------------
          2*{[(                                          +1)[to the power of]6]-1}=      4.89%
                (        10,612,390.397*         10.35)

The performance was computed based on the thirty day period ending December 31, 1996

KEY PREMIER TAX EQUIVALENT SEC YIELDS

THIRTY DAY PERIOD ENDING DECEMBER 31, 1996





PENNSYLVANIA MUNICIPAL BOND FUND

                                                     TAX EQUIV.
                                                       YIELD
                                                     ----------

        SEC Yield (with load)                           7.73%
        SEC Yield (w/o load)                            8.10%
        SEC Yield (with load, w/o waiving mgmt fee)     6.79%
        SEC Yield (w/o load, w/o waiving mgmt fee)      7.10%



            All calculations performed using the following equation:

                        TAX EQUIV.      =       SEC YIELD
                                                ---------
                          YIELD                 (1-.396)

                                  THE SESSIONS
                               KEY PREMIER FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                            ESTABLISHED GROWTH FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:   0.00%
-----------------------------


T = (ERV/P)[to the power of]1/N - 1

WHERE:          T =     TOTAL RETURN

                ERV =   ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                        HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING
                        OF THE PERIOD.

                P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000

                N =     A NUMBER OF DAYS

EXAMPLE:

SINCE INCEPTION:       (01/01/95 TO 09/30/96):
                       (1,601.4/1,000[to the power of](1/(     639 /365))-1)= 30.86%
ONE YEAR               (10/01/95 TO 09/30/96):
                       (1,174.30/1,000)-1 =                                   17.43%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:   0.00%
-----------------------------

T = (ERV/P)-1

WHERE:          T =     TOTAL RETURN

                ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000


EXAMPLE:

 YEAR TO DATE:          (01/01/96 TO 09/30/96):
                         1,133.40 /1,000)-1 =           13.34%
 QUARTERLY:             (07/01/96 TO 09/30/96):
                         1,039.00 /1,000)-1 =            3.90%
 MONTHLY:               (09/01/96 TO 09/30/96):
                         1,060.00 /1,000)-1 =            6.00%
 SIX MONTH:             (04/01/96 TO 09/30/96):
                         1,066.80 /1,000)-1 =            6.68%
 SINCE INCEPTION:       (01/01/95 TO 09/30/96):
                         1,601.00 /1,000)-1 =           60.10%

                                  THE SESSIONS
                               KEY PREMIER FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                            ESTABLISHED GROWTH FUND




AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:   4.50%
-----------------------------

T=(ERV/P)[to the power of]1/N-1

WHERE:       T=         TOTAL RETURN

           ERV=         ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD.

             P=         A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

             N=         NUMBER OF DAYS

EXAMPLE:

SINCE INCEPTION:        ( 01/01/95 TO 09/30/96 ):
                        ( 1,442.95 /1,000[to the power of](1/(    638/365))-1)=  23.34%
ONE YEAR:               ( 10/01/95 TO 09/30/96 ):
                        ( 1,121.39 /1,000)-1=                                    12.14%

AGGREGATE TOTAL RETURN
WITH SALES CHARGES OF:      4.50%
---------------------------------
T=(ERV/P)-1

WHERE:       T=         TOTAL RETURN

           ERV=         ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD.

             P=         A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

YEAR TO DATE:           ( 01/01/96 TO 09/30/96 ):
                          1,082.72 /1,000)-1=           8.27%
QUARTERLY:              ( 07/01/96 TO 09/30/96 ):
                            992.17 /1,000)-1=          -0.78%
MONTHLY:                ( 09/01/96 TO 09/30/96 ):
                          1,012.23 /1,000)-1=           1.22%
SIX MONTH:              ( 04/01/96 TO 09/30/96 ):
                          1,018.67 /1,000)-1=           1.87%
SINCE INCEPTION:        ( 01/10/95 TO 09/30/96 ):
                          1,442.95 /1,000)-1=          44.30%


                                  THE SESSIONS
                               KEY PREMIER FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                             AGGRESSIVE GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:  4.50%
----------------------------

T = (ERV/P)[to the power of]1/N - 1

WHERE:  T =     TOTAL RETURN

        ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

        P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000

        N =     NUMBER OF DAYS


EXAMPLE:

SINCE INCEPTION:        ( 07/01/94 TO 9/30/96):
                        ( 1,407.54 /1,000[to the power of](1/(  823/365))-1) =   16.37%

ONE YEAR:               ( 10/01/95 TO 09/30/96):
                        ( 1,032.00 /1,000 - 1 =                                   3.20%

TWO YEAR:               ( 10/01/94 TO 09/30/96):
                        ( 1,298.42 /1,000[to the power of](1/(  730/365))-1) =   13.95%



AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:  4.50%
----------------------------

T = (ERV/P) - 1

WHERE:  T =     TOTAL RETURN

        ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

        P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000

EXAMPLE:

YEAR TO DATE:           ( 01/01/96 TO 09/30/96):
                          1,051.15 /1,000)-1 =                   5.12%

QUARTERLY:              ( 07/01/96 TO 09/30/96):
                            933.90 /1,000)-1 =                  -6.61%

MONTHLY:                ( 09/01/96 TO 09/30/96):
                          981.16 /1,000)-1 =                    -1.88%

SIX MONTH:              ( 04/01/96 TO 09/30/96):
                            997.77 /1,000)-1 =                  -0.22%

SINCE INCEPTION:        ( 07/01/94 TO 09/30/96):
                          1,407.54 /1,000)-1 =                  40.75%

                                  THE SESSIONS
                               KEY PREMIER FUNDS
                                   EXHIBIT 16
                                  TOTAL RETURN

                             AGGRESSIVE GROWTH FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P)[to the power of]1/N - 1

WHERE:             T =   TOTAL RETURN

                   ERV=  ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000

                   N =   NUMBER OF DAYS

EXAMPLE:

 SINCE INCEPTION:        ( 07/01/94 TO 09/30/96 ):
                         ( 1,473.70 /1,000[to the power of](1/(       823 /365))-1) =  18.77%
 ONE YEAR:               ( 10/01/95 TO 09/30/96 ):
                         ( 1,080.43 /1,000)-1 =                                         8.04%
 TWO YEAR:               ( 10/01/94 TO 09/30/96 ):
                         ( 1,359.25 /1,000[to the power of](1/(       730 /365))-1) =  16.59%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:    0.00%
------------------------------

T = (ERV/P)-1

WHERE:             T =   TOTAL RETURN

                   ERV=  ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000

EXAMPLE:

 YEAR TO DATE:           ( 01/01/96 TO 09/30/96 ):
                         ( 1,101.00 /1,000)-1 =         10.10%

 QUARTERLY:              ( 07/01/96 TO 09/30/96 ):
                         ( 1,022.00 /1,000)-1 =          2.20%
 MONTHLY:                ( 09/01/96 TO 09/30/96 ):
                         ( 1,027.50 /1,000)-1 =          2.75%
 SIX MONTH:              ( 04/01/96 TO 09/30/96 ):
                         ( 1,044.50 /1,000)-1 =          4.45%
 SINCE INCEPTION:        ( 07/01/94 TO 09/30/96 ):
                         ( 1,473.70 /1,000)-1 =         47.37%